UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12
Hardinge Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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One Hardinge Drive Elmira, NY, 14903
YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY
April 30, 2018
Dear Shareholder:
According to our latest records, we have not yet received your voting instructions for the Special Meeting of Shareholders of Hardinge Inc., to be held on Tuesday, May 22, 2018. Your vote is extremely important, no matter how many shares you hold.
At the Special Meeting you will be asked to approve the adoption of the Agreement and Plan of Merger, dated as of February 12, 2018 (as amended from time to time, the "Merger Agreement"), by and among the Company, Hardinge Holdings, LLC, a Delaware limited liability company ("Parent"), and Hardinge Merger Sub, Inc., a New York corporation and a direct wholly owned subsidiary of Parent ("Acquisition Sub"), pursuant to which Acquisition Sub will merge with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are beneficially owned by affiliates of Privet Fund Management LLC and Privet Fund LP (collectively, "Privet" or the "Sponsor Entities").
   If the Merger is completed, each outstanding share of Hardinge's common stock will be converted into the right to receive $18.50 per Share in cash, without interest, less any applicable withholding taxes.
For the reasons set forth in the proxy statement, dated April 16, 2018, the Board of Directors recommends that you vote “FOR” all proposals on the meeting agenda. Please vote via the Internet by following the instructions on the enclosed proxy card as soon as possible or alternatively, please sign, date, and return the enclosed proxy card in the postage-paid envelope provided.
If you need assistance voting your shares, please call D.F. King toll-free at (888) 605-1958 or collect at (212) 269-5550. On behalf of your Board of Directors, thank you for your cooperation and continued support.
Sincerely,

B. Christopher DiSantis	Charles P. Dougherty
Chairman of the Board of Directors and Chair Of the Strategic Alternatives Committee	President and Chief Executive Officer

Important Additional Information and Where to Find It
The Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement of the Company on April 16, 2018. The Company has also filed other documents with the SEC regarding the proposed transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders can obtain free copies of the proxy statement and other documents containing important information about the Company and Privet through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at www.hardinge.com and clicking on “Investor Relations” or by contacting the Company’s Investor Relations Department at (716) 843-3908.
Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its annual report on Form 10-K, which was filed with the SEC on March 9, 2018. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials that have been filed with the SEC.
Forward Looking Statements
This communication contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties concerning Hardinge’s expected financial performance and its strategic and operational plans. Such statements are based on management's current expectations, assumptions, estimates, and projections, as well as information currently available to Hardinge, which involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as "may," "will," "should," "estimates," "predicts," "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. The actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements.

Certain factors could cause actual results to differ from those anticipated in the forward-looking statements in this release, including the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, the failure of Privet to obtain the equity and debt financing or other funds required to finance the transaction, or the failure of other closing conditions, the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, including as a result of fluctuations in the machine tool business, the cyclical nature of our markets, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of our entry into new product and geographic markets, our ability to manage our operating costs and announced cost reduction initiatives, product liability claims, work stoppages or other labor issues, our ability to execute on our previously announced real estate sale and other restructuring activities, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitors’ actions such as price discounting or new product introductions, governmental regulations and environmental matters, loss of key management or other personnel, failure of operating equipment or information technology infrastructure, changes in the availability and cost of materials and supplies, the implementation of new technologies and currency fluctuations, and other risks and factors described in our quarterly reports on Form 10-Q, annual reports on Form 10-K, definitive proxy statement and in our other filings with the SEC or in materials incorporated therein by reference.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.